UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2026

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Rent the Runway, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-40958	80-0376379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rent the Runway, Inc.

10 Jay Street

Brooklyn, New York 11201

(Address of principal executive offices, including zip code)

(212) 524-6860

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	RENT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 4, 2026, Rent the Runway, Inc. (the “Company”) received a letter (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”). The Notice informed the Company that, based on Nasdaq’s review of the Company’s market value of publicly held shares (“MVPHS”) for the last 39 consecutive business days from September 10, 2026 to November 3, 2026, the Company no longer meets the minimum MVPHS requirement of $15,000,000 for continued listing on The Nasdaq Global Market (the “Global Market”) under Nasdaq Listing Rules 5450(b)(2)(C) and (b)(3)(C) (the “MVPHS Requirement”). The Notice has no immediate effect on the listing or trading of the Company’s Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”) on the Global Market, and the Class A Common Stock will continue to trade on Nasdaq under the symbol “RENT.”

In accordance with Nasdaq Listing Rule 5810(c)(3)(D), the Company has been provided a compliance period of 180 calendar days, or until May 3, 2027 (the “Compliance Date”), to regain compliance with the MVPHS Requirement. If, at any time before the Compliance Date, the Company’s MVPHS closes at or above $15,000,000 for a minimum of ten consecutive business days, the Staff will provide the Company with written confirmation of compliance. If the Company does not regain compliance with the MVPHS Requirement by the Compliance Date, Nasdaq will provide written notification that its securities will be subject to delisting. In the event of such notification, the Nasdaq rules permit the Company an opportunity to appeal the delisting determination to a Nasdaq Hearings Panel.

The Company intends to actively monitor its MVPHS through the Compliance Date, and will evaluate available options to resolve the deficiency and regain compliance with the MVPHS Requirement, including, if appropriate, applying to transfer the listing of its Class A Common Stock to The Nasdaq Capital Market, subject to Nasdaq’s approval. There can be no assurance that the Company will be able to regain or maintain compliance with Nasdaq’s continued listing requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT THE RUNWAY, INC.

By:	/s/ Cara Schembri
	Name:	Cara Schembri
	Title:	Chief Legal & Administrative Officer

Dated: November 10, 2026